Item 14(c) Exhibit #21

Corning Incorporated and Subsidiary Companies

Subsidiaries of the Registrant as of December 31, 1998 are listed below:

                                                                                                                  Percentage of
                                                                                                             Corp. voting securities
No.                               Name                                                                         owned by (Corp. No.)
------------------------------------------------------------------------------------------------------------------------------------
1.       Corning Incorporated (New York)
2.       Corning Brasil Industria E Comercio Ltda. (Brazil)                                                      100.00        (1)
3.       Corning Incorporated Foreign Sales Corporation (Virgin Islands)                                          83.40        (1)
                                                                                                                   8.30       (43)
                                                                                                                   8.30       (95)
4.       Corning International Corporation (Delaware)                                                            100.00        (1)
5.       Corning Developments, Inc., (Delaware)                                                                  100.00        (4)
6.       Corning S.A. (France)                                                                                    99.82        (4)
7.       Corning Glass Taiwan Co., Ltd. (Taiwan)                                                                 100.00        (4)
8.       Corning GmbH (Germany)                                                                                  100.00        (4)
9.       Corning India Private Ltd. (India)                                                                       99.90        (4)
                                                                                                                    .10       (10)
10.      Corning (H.K.) Ltd. (Hong Kong)                                                                         100.00        (4)
11.      Wislan S.A. (Uruguay)                                                                                   100.00        (4)
12.      Corning Japan K.K. (Japan)                                                                               79.05        (4)
13.      Corning Limited (United Kingdom)                                                                        100.00        (4)
14.      Corning Mexicana, S.A. de C.V. (Mexico)                                                                 100.00        (4)
15.      Teddington Company Limited (Bermuda)                                                                    100.00        (4)
16.      Corning International K.K. (Japan)                                                                      100.00        (1)
17.      Nutrisearch Biosystems Limited (United Kingdom)                                                         100.00        (1)
18.      Corning Asahi Corporation (Delaware)                                                                     51.00        (1)
19.      Components Incorporated (Delaware)                                                                      100.00        (1)
20.      Corning Asahi Video Products Company (Partnership) (Delaware)                                            51.00        (1)
21.      Corning Consumer Products Company (Delaware)                                                              8.00        (1)
22.      Corning Brasil - Vidros Especiais Ltda. (Brazil)                                                        100.00        (1)
23.      Costar Europe Ltd. (Delaware)                                                                           100.00        (1)
24.      Corning Costar Italia, s.r.l. (Italy)                                                                   100.00        (1)
25.      Costar/Nuclepore Canada, Inc. (Canada)                                                                  100.00        (1)
26.      Corning Costar France, SA (France)                                                                       99.80        (1)
27.      Corning Delaware, L.P. (Delaware)                                                                       100.00        (1)
28.      OCWC Corporation (Delaware)                                                                             100.00        (1)
29.      Siecor Corporation (Delaware)                                                                            50.00        (1)
30.      Siecor Brands, Inc. (Delaware)                                                                          100.00       (29)
31.      Siecor Technology, Inc. (Delaware)                                                                      100.00       (29)
32.      Corning Optical Fiber, Inc. (Delaware)                                                                  100.00        (4)
33.      Optical Fibers (Partnership) (United Kingdom)                                                            50.00       (32)
                                                                                                                  50.00       (13)
34.      Siecor Finance, Inc. (Delaware)                                                                         100.00       (29)
35.      Siecor Operations, L.L.C. (North Carolina)                                                               99.99       (29)
                                                                                                                    .01       (39)
36.      Cable Services, Inc. (Delaware)                                                                         100.00       (29)
37.      Siecor Mexico S.A. de C.V. (Mexico)                                                                      99.99       (29)
                                                                                                                    .01       (39)
38.      Siecor Dominican Republic, Inc. (Delaware)                                                              100.00       (29)
39.      Siecor International Corporation (North Carolina)                                                       100.00       (29)


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

Item 14(c) Exhibit #21 (continued)

Subsidiaries of the Registrant as of December 31, 1998 are listed below:

                                                                                                                  Percentage of
                                                                                                             Corp. voting securities
No.                               Name                                                                         owned by (Corp. No.)
------------------------------------------------------------------------------------------------------------------------------------
40.      Siecor International Corporation (Virgin Islands)                                                       100.00       (29)
41.      Siecor Puerto Rico, Inc.  (Delaware)                                                                    100.00       (29)
42.      Siecor, Ltd. (Cayman Islands)                                                                           100.00       (29)
43.      U.S. Precision Lens, Inc. (Ohio)                                                                        100.00        (1)
44.      Corning Korea Company Ltd. (Korea)                                                                      100.00        (4)
45.      Quanterra Incorporated (Delaware)                                                                       100.00        (1)
46.      Corning OOO (Russia)                                                                                    100.00        (4)
47.      Corning OCA Corporation (Delaware)                                                                      100.00        (1)
48.      Omega One Communications, L.L.C. (Delaware)                                                              66.00        (1)

Companies accounted for under the cost and equity methods:

49.      EuroKera S.N.C. (France)                                                                                 49.90        (6)
50.      Keraglass S.N.C. (France)                                                                                49.90        (6)
51.      Samcor Glass Limited (India)                                                                             40.00        (6)
                                                                                                                   5.00       (69)
52.      Samara Optical Cable Company, Ltd. (Russia)                                                              49.00        (4)
53.      Biccor (Holdings) Limited (Cayman Islands)                                                               40.00        (4)
54.      Biccor (Singapore) Pte. Ltd. (Singapore)                                                                100.00       (53)
55.      BICC UCOM Co. Ltd. (Thailand)                                                                            65.00       (54)
56.      Siecor GmbH (Germany)                                                                                    50.00        (8)
57.      Siecor GmbH & Co. KG (Germany)                                                                           50.00        (8)
58.      International Hau-Mei Glass Engineering Co., Ltd. (Peoples Republic of China)                            50.00        (4)
59.      Optical Waveguides Australia Pty. Ltd. (Australia)                                                       50.00        (4)
60.      Pittsburgh Corning Europe N.V. (Belgium)                                                                 50.00        (4)
61.      Deutsche Pittsburgh Corning GmbH (Germany)                                                              100.00       (60)
62.      Pittsburgh Corning France SARL (France)                                                                 100.00       (60)
63.      Pittsburgh Corning GmbH (Austria)                                                                       100.00       (60)
64.      Pittsburgh Corning Nederland B.V. (Netherlands)                                                         100.00       (60)
65.      Pittsburgh Corning Scandinavia AB (Sweden)                                                              100.00       (60)
66.      Pittsburgh Corning (Schweiz) A.G. (Switzerland)                                                         100.00       (60)
67.      Pittsburgh Corning (U.K.) Ltd. (United Kingdom)                                                          99.00       (60)
68.      Shanghai Corning Engineering Corporation Ltd. (Peoples Republic of China)                                50.00        (4)
69.      Samsung Corning Co. Ltd. (Korea)                                                                         50.00        (4)
70.      Samsung Corning Company (Malaysia) SDN BHD                                                               70.00       (69)
71.      Samsung Corning (Deutschland) GmbH (Germany)                                                            100.00       (69)
72.      Tianjin Samsung Corning Co. Ltd. (Peoples Republic of China)                                            100.00       (69)
73.      N-Cor, Ltd. (Japan)                                                                                      50.00       (16)
74.      Cormetech, Inc. (Delaware)                                                                               50.00        (1)
75.      American Video Glass Company (Partnership) (Delaware)                                                    50.00       (18)
76.      Corporate Venture Partners (Delaware)                                                                    26.58        (1)
77.      Samsung Corning Precision Glass Co., Ltd. (Korea)                                                        50.00        (4)
                                                                                                                  40.00       (69)
78.      Corsam Glasstec R&D Center (Delaware)                                                                    50.00        (1)
                                                                                                                  50.00       (69)
79.      Samsung Video Glass America (California)                                                                 39.00       (69)
80.      RWC - Siecor (Malaysia) SDN BHD (Malaysia)                                                               49.00       (42)


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


Item 14(c) Exhibit #21 (continued)

Subsidiaries of the Registrant as of December 31, 1998 are listed below:

                                                                                                                  Percentage of
                                                                                                             Corp. voting securities
No.                               Name                                                                         owned by (Corp. No.)
------------------------------------------------------------------------------------------------------------------------------------
81.      Video Monitores de Mexico, S.A. de C.V. (Mexico)                                                         43.75       (79)
                                                                                                                  10.00        (4)
                                                                                                                   2.50       (18)
82.      Shanghai Walsin Electric Cable & Wire Co., Ltd. (Peoples Republic of China)                              10.00        (4)
83.      Video Servicios de Mexico, S.A. de C.V. (Mexico)                                                         99.998      (81)
                                                                                                                  00.002      (14)
84.      Dow Corning Corporation (Michigan)                                                                       50.00        (1)
85.      Eurokera North America, Inc. (Delaware)                                                                  50.00        (1)
86.      Fiber Sensys, Inc. (Oregon)                                                                              46.97        (1)
87.      Pittsburgh Corning Corporation (Pennsylvania)                                                            50.00        (1)
88.      U.S. Conec, Ltd. (Delaware)                                                                              50.00       (29)
89.      Iwaki Glass Co., Ltd. (Japan)                                                                             3.00        (4)
90.      Shum Yip Tamy Limited (Hong Kong)                                                                        60.00       (69)
91.      Shenzhen SEG Samsung Glass Co., Ltd. (Peoples Republic of China)                                         21.37       (90)
92.      OF LLC (Partnership) (Delaware)                                                                          50.00        (1)

Summary financial information on Corning's equity basis companies is included in
Note 4 (Investments), appearing on pages 33 and 34, in this Annual Report on Form 10-K.



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